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                                                                EXHIBIT 7.4

                           AGREEMENT OF JOINT FILING
                           -------------------------

         Insignia Properties, L.P., Insignia Properties Trust, DGP Acquisition, L.L.C., Insignia Financial Group, Inc., IB Holding, Inc., and Andrew L. Farkas agree that the Statement on Schedule 13D to which this Agreement is attached as an exhibit, and all future amendments to the Statement, shall be filed on behalf of each of them. This Agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Dated: July 7, 1997


                                     INSIGNIA PROPERTIES, L.P.

                                     By:     Insignia Properties Trust, its
                                             General Partner



                                     By:     /s/ Jeffrey P. Cohen
                                        --------------------------------------
                                             Jeffrey P. Cohen
                                             Vice President


                                     INSIGNIA PROPERTIES TRUST



                                     By:     /s/ Jeffrey P. Cohen
                                        --------------------------------------
                                             Jeffrey P. Cohen
                                             Vice President




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                                     DGP ACQUISITION, L.L.C.

                                     By:     Insignia Properties, L.P., its
                                             sole Member

                                     By:     Insignia Properties Trust, its
                                             General Partner


                                     By:     /s/ Jeffrey P. Cohen
                                        --------------------------------------
                                             Jeffrey P. Cohen
                                             Vice President


                                     INSIGNIA FINANCIAL GROUP, INC.



                                     By:     /s/ Jeffrey P. Cohen
                                        --------------------------------------
                                             Jeffrey P. Cohen
                                             Senior Vice President


                                     IB HOLDING, INC.



                                     By:     /s/ Jeffrey L. Goldberg
                                        --------------------------------------
                                             Jeffrey L. Goldberg
                                             President





                                     /s/ Andrew L. Farkas
                                     -----------------------------------------
                                     Andrew L. Farkas